UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-k

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  04/27/2005

NATIONAL INSTRUMENTS CORP /DE/
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-25426

DE	741871327
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

11500 North Mopac Expressway, Austin, TX 78759
(Address of Principal Executive Offices, Including Zip Code)

(512)338-9119
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of the registrant's press release, dated April 27, 2005, regarding financial results for the registrant's first fiscal quarter ended March 31, 2005.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

NATIONAL INSTRUMENTS CORP /DE/

Date: April 27, 2005.	By:	/s/ David G. Hugley
David G. Hugley
Vice President & General Counsel, Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated April 27, 2005.